Investment Portfolio	as of July 31, 2019 (Unaudited)

DWS World Dividend Fund

	Shares	Value ($)
Common Stocks 92.4%
Australia 1.5%
Newcrest Mining Ltd. (Cost $1,573,979)	103,913	2,512,873
Canada 20.3%
Agnico Eagle Mines Ltd.	52,854	2,761,239
Cameco Corp.	479,265	4,401,191
Cenovus Energy, Inc.	407,697	3,790,303
Fairfax Financial Holdings Ltd.	30,709	14,227,170
Franco-Nevada Corp.	22,551	1,959,842
Wheaton Precious Metals Corp.	306,484	8,005,362
(Cost $31,667,466)		35,145,107
France 2.4%
Bollore SA (Cost $4,794,511)	981,859	4,212,856
Hong Kong 4.1%
Jardine Matheson Holdings Ltd. (Cost $6,396,624)	117,326	7,123,213
Italy 2.7%
Telecom Italia SpA (RSP) (Cost $6,211,751)	8,736,009	4,628,535
Japan 7.4%
BML, Inc.	266,800	7,334,214
Zenkoku Hosho Co., Ltd.	138,700	5,417,314
(Cost $12,624,357)		12,751,528
Korea 3.6%
Kia Motors Corp.	132,722	4,895,467
KT Corp. (ADR)	104,673	1,235,142
(Cost $5,725,960)		6,130,609
Netherlands 10.4%
EXOR NV	133,015	9,221,801
Heineken Holding NV	86,667	8,760,591
(Cost $17,463,656)		17,982,392
Switzerland 14.8%
Cie Financiere Richemont SA (Registered)	72,911	6,260,720
Nestle SA (Registered)	74,972	7,967,966
Novartis AG (Registered)	58,470	5,376,971
Roche Holding AG (Genusschein)	22,172	5,944,562
(Cost $20,007,476)		25,550,219
United Kingdom 6.1%
British American Tobacco PLC	94,491	3,372,662
Unilever NV (CVA)	123,810	7,156,897
(Cost $9,533,927)		10,529,559
United States 19.1%
AmerisourceBergen Corp.	22,945	1,999,657
Apache Corp.	92,054	2,247,959
Icahn Enterprises LP	48,789	3,787,490
Jefferies Financial Group, Inc.	346,276	7,386,067
National Oilwell Varco, Inc.	309,382	7,369,479
Oracle Corp.	50,672	2,852,833
Schlumberger Ltd.	121,413	4,852,878
WEC Energy Group, Inc.	30,227	2,583,199
(Cost $40,439,038)		33,079,562
Total Common Stocks (Cost $156,438,745)		159,646,453
Cash Equivalents 7.3%
DWS Central Cash Management Government Fund, 2.39% (a) (Cost $12,669,512)	12,669,512	12,669,512
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $169,108,257)	99.7	172,315,965
Other Assets and Liabilities, Net	0.3	542,519
Net Assets	100.0	172,858,484

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended July 31, 2019 are as follows:

Value ($) at 10/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 7/31/2019	Value ($) at 7/31/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 2.29% (a) (b)
6,654,000	—	6,654,000 (c)	—	—	334,479	—	—	—
Cash Equivalents 7.3%
DWS Central Cash Management Government Fund, 2.39% (a)
19,088,697	33,571,018	39,990,203	—	—	257,935	—	12,669,512	12,669,512
25,742,697	33,571,018	46,644,203	—	—	592,414	—	12,669,512	12,669,512

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended July 31, 2019.
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen (Certificate of Stock)
RSP: Risparmio (Convertible Savings Shares)

At July 31, 2019 the DWS World Dividend Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Financials	36,252,352	23%
Consumer Staples	27,258,116	17%
Energy	22,661,810	14%
Health Care	20,655,404	13%
Materials	15,239,316	9%
Industrials	15,123,559	9%
Consumer Discretionary	11,156,187	7%
Communication Services	5,863,677	4%
Information Technology	2,852,833	2%
Utilities	2,583,199	2%
Total	159,646,453	100%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2019 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,512,873	$—	$2,512,873
Canada	35,145,107	—	—	35,145,107
France	—	4,212,856	—	4,212,856
Hong Kong	—	7,123,213	—	7,123,213
Italy	—	4,628,535	—	4,628,535
Japan	—	12,751,528	—	12,751,528
Korea	1,235,142	4,895,467	—	6,130,609
Netherlands	—	17,982,392	—	17,982,392
Switzerland	25,550,219	—	—	25,550,219
United Kingdom	—	10,529,559	—	10,529,559
United States	33,079,562	—	—	33,079,562
Short-Term Investments (d)	12,669,512	—	—	12,669,512
Total	$107,679,542	$64,636,423	$—	$172,315,965

(d)	See Investment Portfolio for additional detailed categorizations.